Ohio National Fund, Inc.	June 21, 2013

Aggressive Growth Portfolio

Supplement to Summary Prospectus Dated May 1, 2013

Under the section “Management,” information regarding Ron Sachs is deleted and replaced with the following:

Doug Rao, a Portfolio Manager at Janus, has been the portfolio manager of the Portfolio since June 2013.